EXHIBIT 99.1

BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE NEW YORK, NEW YORK 10179

212-272-4009

DATE:

January 30, 2006

TO:

Goldman, Sachs & Co.

ATTENTION:

Roger Yao

TELEPHONE:

212-357-8377

FACSIMILE:

212-493-0495

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:   FXNEC7816

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Goldman, Sachs & Co. ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap
Notional Amount:	With respect to any Calculation Period, the amount set forth for such Calculation Period in Schedule I attached hereto.
Trade Date:	January 26, 2006
Effective Date:	January 26, 2006

Termination Date:	November 25, 2035
Fixed Amount (Premium):
Fixed Rate Payer:	Counterparty
Fixed Rate Payer Payment Date:	January 30, 2006
Fixed Amount:	USD 345,000
Floating Amounts:
Floating Rate Payer:	BSFP
Cap Rate:	5.48000%
Floating Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing February 25, 2006 and ending on the Termination Date, with No Adjustment.
Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one Business Day prior to each Floating Rate Payer Period End Date.
Floating Rate Option:

USD-LIBOR-BBA, provided, however, that if the Floating Rate Option for any Calculation Period is greater than 9.48000% then the Floating Rate Option for such Calculation Period shall be deemed to be 9.48000%.

Designated Maturity:	One month
Floating Rate Day Count Fraction:	30/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Business Days:	New York
Business Day Convention:	Modified Following
3. Additional Provisions:

1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)

Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

The  "Cross Default" provisions  of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f)

Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(g)

"Termination Currency" means United States Dollars.

3)

Tax Representations. Not applicable

4)

Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5)

Documents to be Delivered. For the purpose of Section 4(a):

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty	Any documents required by the receiving party to evidence the authority of the delivering party	Upon the execution and delivery of this Agreement and such Confirmation	Yes

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case maybe

BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

6) Miscellaneous. Miscellaneous

(a)

Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York 10179

Attention:

DPC Manager

Facsimile:

(212)272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212)272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

Goldman, Sachs & Co.

85 Broad Street, 27th Floor

New York, NY 10004

Attention:

Roger Yao

Facsimile:

212-493-0495

Phone:

212-357-8377

with a copy to:

Address:

9062 Old Annapolis Rd

Columbia MD 21045

Attention:

Matthew Watkins

Facsimile:

410-715-2303

Phone:

410-884-2215

(For all purposes)

(b)

Process Agent. For the purpose of Section 13(c):

BSFP appoints as its Process Agent:

Not Applicable

The Counterparty appoints as its Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is BSFP.

(f)

Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP: Not Applicable

The Counterparty: Not Applicable

(h)

Governing Law.

The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i)

Severability.

If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7)

"Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8)

Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1)

Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)

Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)

Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

9)

Additional Termination Event. If, upon the occurrence of a Swap Disclosure Event (as defined in clause (ii) of paragraph 10(b) below), BSFP has not, within 10 days after such Swap Disclosure Event complied with any of the provisions set forth in clause (iii) of paragraph 10(b) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

10)

Assignment's.

(a) Assignment. It is acknowledged and agreed by the parties that this Agreement shall be assigned first by Counterparty to to GS Mortgage Securities Corp. ("Depositor"), then, simultaneously, (i) by Depositor to Wells Fargo Bank, N.A. ("Wells Fargo"), not in its individual capacity, but solely as trustee of the separate interest trust (on behalf of the holders of the GSR Mortgage Loan Trust 2006-IF Mortgage Pass-Through Certificates, Series 2006-1F, Class 2A-7 (CUSIP Number: 362341 7F 0) the "Certificates") and as securities administrator (together, the "Securities Administrator") under the master servicing and trust agreement dated as of January 1, 2006 among Depositor, U.S. Bank National Association, as trustee, Wells Fargo, as securities administrator, master servicer and a custodian, JPMorgan Chase Bank, as a custodian, and Deutsche Bank National Trust Company as a custodian. Such Assignments shall be acknowledged by a separate Novation Agreement.

(b) Compliance with Regulation AB.

(i) BSFP agrees and acknowledges that GS Mortgage Securities Corp. Depositor") is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a swap disclosure event ("Swap Disclosure Event") if, on any Business Day after the date hereof, Depositor requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB) (the "Swap Financial Disclosure").

(iii) Upon the occurrence of a Swap Disclosure Event, BSFP, at its own expense, shall (a) provide to Depositor the Swap Financial Disclosure including any required consent's from BSFP's accountants, if applicable, (b) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds (or which satisfies the Rating Agency Condition) and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of the BSFP's obligations under this Agreement from an affiliate of the BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(iv) BSFP agrees that, in the event that BSFP provides Swap Financial Disclosure to Depositor in accordance with clause (iii)(a) of paragraph 10(b) or causes its affiliate to provide Swap Financial Disclosure to Depositor in accordance with clause (iii)(c) of paragraph 10(b), it will indemnify and hold harmless Depositor, its respective directors or officers and any person controlling Depositor, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

11) Third Party Beneficiary. Depositor shall be a third party beneficiary of this Agreement.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Account Details and Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of

Bear, Stearns Securities Corp.

Account Number: 0925-3186, for further credit to

Bear Stearns Financial Products Inc.

Sub-account Number: 102-04654-1-3

Attention: Derivatives Department

Payments to Counterparty: Wells Fargo Bank ABA Number: 121000248 FFC: SAS Clearing Account Number: 3970771416 Reference: GSR 2006-1F AC# 50891501

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:  /s/ Annie Manevitz

Name:  Annie Manevitz

Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

GOLDMAN, SACHS & CO.

By:      /s/ Greg A. Finck

Name:           Greg A. Finck

Title:              Managing Director

SCHEDULE I

(all such dates subject to adjustment in accordance with the Business Day Convention)

From and including

To but excluding

Notional Amount

(USD)

Effective Date

25-Feb-06

50,000,000.00

25-Feb-06

25-Mar-06

49,460,071.32

25-Mar-06

25-Apr-06

48,860,492.67

25-Apr-06

25-May-06

48,202,255.40

25-May-06

25-Jun-06

47,486,523.58

25-Jun-06

25-M-06

46,714,631.93

25-Jul-06

25-Aug-06

45,888,082.87

25-Aug-06

25-Sep-06

45,008,542.75

25-Sep-06

25-Oct-06

44,077,837.28

25-Oct-06

25-Nov-06

43,097,946.13

25-Nov-06

25-Dec-06

42,101,114.88

25-Dec-06

25-Jan-07

41,121,218.73

25-Jan-07

25-Feb-07

40,157,973.99

25-Feb-07

25-Mar-07

39,211,101.69

25-Mar-07

25-Apr-07

38,280,327.52

25-Apr-07

25-May-07

37,365,381.71

25-May-07

25-Jun-07

36,465,999.01

25-Jun-07

25-M-07

35,581,918.57

25-Jul-07

25-Aug-07

34,712,883.90

25-Aug-07

25-Sep-07

33,858,642.78

25-Sep-07

25-Oct-07

33,018,947.19

25-Oct-07

25-Nov-07

32,193,553.23

25-Nov-07

25-Dec-07

31,382,221.08

25-Dec-07

25-Jan-08

30,584,714.92

25-Jan-08

25-Feb-08

29,800,802.85

25-Feb-08

25-Mar-08

29,030,256.84

25-Mar-08

25-Apr-08

28,272,852.66

25-Apr-08

25-May-08

27,528,369.82

25-May-08

25-Jun-08

26,796,591.51

25-Jun-08

25-Jul-08

26,077,304.53

25-Jul-08

25-Aug-08

25,370,299.22

25-Aug-08

25-Sep-08

24,675,369.46

25-Sep-08

25-Oct-08

23,992,312.52

25-Oct-08

25-Nov-08

23,320,929.09

25-Nov-08

25-Dec-08

22,661,023.15

25-Dec-08

25-Jan-09

22,012,401.99

25-Jan-09

25-Feb-09

21,374,876.08

25-Feb-09

25-Mar-09

20,748,259.08

25-Mar-09

25-Apr-09

20,132,367.73

25-Apr-09

25-May-09

19,527,021.86

25-May-09

25-Jun-09

18,932,044.29

25-Jun-09

25-Jul-09

18,347,260.81

25-Jul-09

25-Aug-09

17,772,500.10

25-Aug-09

25-Sep-09

17,207,593.72

25-Sep-09

25-Oct-09

16,652,376.04

25-Oct-09

25-Nov-09

16,106,684.17

25-Nov-09

25-Dec-09

15,570,357.98

25-Dec-09

25-Jan-10

15,043,240.00

25-Jan-10

25-Feb-10

14,525,175.38

25-Feb-10

25-Mar-10

14,016,011.86

25-Mar-10

25-Apr-10

13,515,599.75

25-Apr-10

25-May-10

13,023,791.82

25-May-10

25-Jun-10

12,540,443.33

25-Jun-10

25-Jul-10

12,065,411.96

25-Jul-10

25-Aug-10

11,598,557.76

25-Aug-10

25-Sep-10

11,139,743.11

25-Sep-10

25-Oct-10

10,688,832.72

25-Oct-10

25-Nov-lO

10,245,693.53

25-Nov-lO

25-Dec-10

9,810,194.73

25-Dec-10

25-Jan-ll

9,382,207.69

25-Jan-ll

25-Feb-ll

8,961,605.93

25-Feb-ll

25-Mar-ll

8,639,711.67

25-Mar-ll

25-Apr-ll

8,324,507.24

25-Apr-ll

25-May-ll

8,015,874.62

25-May-ll

25-Jun-ll

7,713,697.79

25-Jun-ll

25-Jul-ll

7,417,862.69

25-Jul-ll

25-Aug-ll

7,128,257.21

25-Aug-ll

25-Sep-ll

6,844,771.13

25-Sep-ll

25-Oct-ll

6,567,296.12

25-Oct-ll

25-Nov-ll

6,295,725.68

25-Nov-ll

25-Dec-ll

6,029,955.11

25-Dec-ll

25-Jan-12

5,769,881.50

25-Jan-12

25-Feb-12

5,515,403.70

25-Feb-12

25-Mar-12

5,289,511.98

25-Mar-12

25-Apr-12

5,068,677.37

25-Apr-12

25-May-12

4,852,806.58

25-May-12

25-Jun-12

4,641,807.92

25-Jun-12

25-July-12

4,435,591.29

25-Jul-12

25-Aug-12

4,234,068.16

25-Aug-12

25-Sep-12

4,037,151.52

25-Sep-12

25-Oct-12

3,844,755.88

25-Oct-12

25-Nov-12

3,656,797.20

25-Nov-12

25-Dec-12

3,473,192.94

25-Dec-12

25-Jan-13

3,293,861.95

25-Jan-13

25-Feb-13

3,118,724.53

25-Feb-13

25-Mar-13

2,988,228.89

25-Mar-13

25-Apr-13

2,860,938.63

25-Apr-13

25-May-13

2,736,789.01

25-May-13

25-Jun-13

2,615,716.47

25-Jun-13

25-July-12

2,497,658.64

25-Jul-13

25-Aug-13

2,382,554.29

25-Aug-13

25-Sep-13

2,270,343.30

25-Sep-13

25-Oct-13

2,160,966.70

25-Oct-13

25-Nov-13

2,054,366.57

25-Nov-13

25-Dec-13

1,950,486.08

25-Dec-13

25-Jan-14

1,849,269.45

25-Jan-14

25-Feb-14

1,750,661.94

25-Feb-14

25-Mar-14

1,687,955.53

25-Mar-14

25-Apr-14

1,626,833.94

25-Apr-14

25-May-14

1,567,262.94

25-May-14

25-Jun-14

1,509,208.97

25-Jun-14

25-July-12

1,452,639.14

25-Jul-14

25-Aug-14

1,397,521.22

25-Aug-14

25-Sep-14

1,343,823.61

25-Sep-14

25-Oct-14

1,291,515.33

25-Oct-14

25-Nov-14

1,240,566.02

25-Nov-14

25-Dec-14

1,190,945.95

25-Dec-14

25-Jan-15

1,142,625.94

25-Jan-15

25-Feb-15

1,095,577.43

25-Feb-15

25-Mar-15

1,075,923.45

25-Mar-15

25-Apr-15

1,056,610.92

25-Apr-15

25-May-15

1,037,634.03

25-May-15

25-Jun-15

1,018,987.06

25-Jun-15

25-July-12

1,000,664.38

25-Jul-15

25-Aug-15

982,660.48

25-Aug-15

25-Sep-15

964,969.91

25-Sep-15

25-Oct-15

947,587.32

25-Oct-15

25-Nov-15

930,507.48

25-Nov-15

25-Dec-15

913,725.20

25-Dec-15

25-Jan-16

897,220.38

25-Jan-16

25-Feb-16

881,003.47

25-Feb-16

25-Mar-16

864,800.62

25-Mar-16

25-Apr-16

848,883.43

25-Apr-16

25-May-16

833,126.35

25-May-16

25-Jun-16

817,648.51

25-Jun-16

25-July-16

802,445.10

25-Jul-16

25-Aug-16

787,511.38

25-Aug-16

25-Sep-16

772,842.71

25-Sep-16

25-Oct-16

758,434.50

25-Oct-16

25-Nov-16

744,282.26

25-Nov-16

25-Dec-16

730,381.57

25-Dec-16

25-Jan-17

716,728.08

25-Jan-17

25-Feb-17

703,317.51

25-Feb-17

25-Mar-17

690,145.68

25-Mar-17

25-Apr-17

677,208.44

25-Apr-17

25-May-17

664,501.75

25-May-17

25-Jun-17

652,021.61

25-Jun-17

25-July-17

639,764.10

25-Jul-17

25-Aug-17

627,725.36

25-Aug-17

25-Sep-17

615,901.61

25-Sep-17

25-Oct-17

604,289.12

25-Oct-17

25-Nov-17

592,884.23

25-Nov-17

25-Dec-17

581,683.34

25-Dec-17

25-Jan-18

570,682.92

25-Jan-18

25-Feb-18

559,879.47

25-Feb-18

25-Mar-18

549,269.60

25-Mar-18

25-Apr-18

538,849.92

25-Apr-18

25-May-18

528,617.15

25-May-18

25-Jun-18

518,568.03

25-Jun-18

25-July-18

508,699.38

25-Jul-18

25-Aug-18

499,008.05

25-Aug-18

25-Sep-18

489,490.97

25-Sep-18

25-Oct-18

480,145.09

25-Oct-18

25-Nov-18

470,967.44

25-Nov-18

25-Dec-18

461,955.10

25-Dec-18

25-Jan-19

453,105.18

25-Jan-19

25-Feb-19

444,414.85

25-Feb-19

25-Mar-19

435,881.34

25-Mar-19

25-Apr-19

427,501.90

25-Apr-19

25-May-19

419,273.85

25-May-19

25-Jun-19

411,194.56

25-Jun-19

25-July-19

403,261.41

25-Jul-19

25-Aug-19

395,471.87

25-Aug-19

25-Sep-19

387,823.42

25-Sep-19

25-Oct-19

380,313.60

25-Oct-19

25-Nov-19

372,939.99

25-Nov-19

25-Dec-19

365,700.19

25-Dec-19

25-Jan-20

358,591.88

25-Jan-20

25-Feb-20

351,612.75

25-Feb-20

25-Mar-20

344,760.53

25-Mar-20

25-Apr-20

338,033.02

25-Apr-20

25-May-20

331,428.01

25-May-20

25-Jun-20

324,943.37

25-Jun-20

25-Jul-20

318,576.98

25-Jul-20

25-Aug-20

312,326.77

25-Aug-20

25-Sep-20

306,190.70

25-Sep-20

25-Oct-20

300,166.77

25-Oct-20

25-Nov-20

294,253.00

25-Nov-20

25-Dec-20

288,447.47

25-Dec-20

25-Jan-21

282,748.26

25-Jan-21

25-Feb-21

277,153.50

25-Feb-21

25-Mar-21

271,661.37

25-Mar-21

25-Apr-21

266,270.05

25-Apr-21

25-May-21

260,977.77

25-May-21

25-Jun-21

255,782.79

25-Jun-21

25-Jul-21

250,683.38

25-Jul-21

25-Aug-21

245,677.87

25-Aug-21

25-Sep-21

240,764.59

25-Sep-21

25-Oct-21

235,941.93

25-Oct-21

25-Nov-21

231,208.27

25-Nov-21

25-Dec-21

226,562.05

25-Dec-21

25-Jan-22

222,001.72

25-Jan-22

25-Feb-22

217,525.76

25-Feb-22

25-Mar-22

213,132.69

25-Mar-22

25-Apr-22

208,821.03

25-Apr-22

25-May-22

204,589.34

25-May-22

25-Jun-22

200,436.21

25-Jun-22

25-Jul-22

196,360.24

25-Jul-22

25-Aug-22

192,360.07

25-Aug-22

25-Sep-22

188,434.35

25-Sep-22

25-Oct-22

184,581.76

25-Oct-22

25-Nov-22

180,801.00

25-Nov-22

25-Dec-22

177,090.79

25-Dec-22

25-Jan-23

173,449.88

25-Jan-23

25-Feb-23

169,877.04

25-Feb-23

25-Mar-23

166,371.06

25-Mar-23

25-Apr-23

162,930.75

25-Apr-23

25-May-23

159,554.93

25-May-23

25-Jun-23

156,242.46

25-Jun-23

25-July-23

152,992.21

25-Feb-27

25-Mar-27

57,463.38

25-Mar-27

25-Apr-27

56,109.32

25-Apr-27

25-May-27

54,782.14

25-May-27

25-Jun-27

53,481.34

25-Jun-27

25-July-27

52,206.44

25-Jul-27

25-Aug-27

50,956.96

25-Aug-27

25-Sep-27

49,732.43

25-Sep-27

25-Oct-27

48,532.40

25-Oct-27

25-Nov-27

47,356.40

25-Nov-27

25-Dec-27

46,204.01

25-Dec-27

25-Jan-28

45,074.77

25-Jan-28

25-Feb-28

43,968.27

25-Feb-28

25-Mar-28

42,884.08

25-Mar-28

25-Apr-28

41,821.79

25-Apr-28

25-May-28

40,781.00

25-May-28

25-Jun-28

39,761.30

25-Jun-28

25-Jul-28

38,762.30

25-Jul-28

25-Aug-28

37,783.62

25-Aug-28

25-Sep-28

36,824.89

25-Sep-28

25-Oct-28

35,885.72

25-Oct-28

25-Nov-28

34,965.76

25-Nov-28

25-Dec-28

34,064.64

25-Dec-28

25-Jan-29

33,182.02

25-Jan-29

25-Feb-29

32,317.55

25-Feb-29

25-Mar-29

31,470.89

25-Mar-29

25-Apr-29

30,641.70

25-Apr-29

25-May-29

29,829.67

25-May-29

25-Jun-29

29,034.46

25-Jun-29

25-July-29

28,255.77

25-Jul-29

25-Aug-29

27,493.28

25-Aug-29

25-Sep-29

26,746.68

25-Sep-29

25-Oct-29

26,015.69

25-Oct-29

25-Nov-29

25,299.99

25-Nov-29

25-Dec-29

24,599.32

25-Dec-29

25-Jan-30

23,913.37

25-Jan-30

25-Feb-30

23,241.88

25-Feb-30

25-Mar-30

22,584.57

25-Mar-30

25-Apr-30

21,941.18

25-Apr-30

25-May-30

21,311.43

25-May-30

25-Jun-30

20,695.07

25-Jun-30

25-July-30

20,091.84

25-Jul-30

25-Aug-30

19,501.50

25-Aug-30

25-Sep-30

18,923.80

25-Sep-30

25-Oct-30

18,358.50

25-Oct-30

25-Nov-30

17,805.37

25-Nov-30

25-Dec-30

17,264.16

25-Dec-30

25-Jan-31

16,734.66

25-Jan-31

25-Feb-31

16,216.63

25-Feb-31

25-Mar-31

15,709.86

25-Mar-31

25-Apr-31

15,214.13

25-Apr-31

25-May-31

14,729.24

25-May-31

25-Jun-31

14,254.97

25-Jun-31

25-Jul-31

13,791.11

25-Jul-31

25-Aug-31

13,337.47

25-Aug-31

25-Sep-31

12,893.85

25-Sep-31

25-Oct-31

12,460.06

25-Oct-31

25-Nov-31

12,035.90

25-Nov-31

25-Dec-31

11,621.19

25-Dec-31

25-Jan-32

11,215.75

25-Jan-32

25-Feb-32

10,819.39

25-Feb-32

25-Mar-32

10,431.95

25-Mar-32

25-Apr-32

10,053.23

25-Apr-32

25-May-32

9,683.09

25-May-32

25-Jun-32

9,321.34

25-Jun-32

25-July-32

8,967.83

25-Jul-32

25-Aug-32

8,622.39

25-Aug-32

25-Sep-32

8,284.87

25-Sep-32

25-Oct-32

7,955.10

25-Oct-32

25-Nov-32

7,632.95

25-Nov-32

25-Dec-32

7,318.25

25-Dec-32

25-Jan-33

7,010.86

25-Jan-33

25-Feb-33

6,710.63

25-Feb-33

25-Mar-33

6,417.44

25-Mar-33

25-Apr-33

6,131.12

25-Apr-33

25-May-33

5,851.56

25-May-33

25-Jun-33

5,578.61

25-Jun-33

25-July-33

5,312.15

25-Jul-33

25-Aug-33

5,052.03

25-Aug-33

25-Sep-33

4,798.15

25-Sep-33

25-Oct-33

4,550.37

25-Oct-33

25-Nov-33

4,308.57

25-Nov-33

25-Dec-33

4,072.64

25-Dec-33

25-Jan-34

3,842.44

25-Jan-34

25-Feb-34

3,617.88

25-Feb-34

25-Mar-34

3,398.83

25-Mar-34

25-Apr-34

3,185.19

25-Apr-34

25-May-34

2,976.83

25-May-34

25-Jun-34

2,773.67

25-Jun-34

25-July-34

2,575.59

25-Jul-34

25-Aug-34

2,382.49

25-Aug-34

25-Sep-34

2,194.26

25-Sep-34

25-Oct-34

2,010.82

25-Oct-34

25-Nov-34

1,832.05

25-Nov-34

25-Dec-34

1,657.87

25-Dec-34

25-Jan-35

1,488.18

25-Jan-35

25-Feb-35

1,322.89

25-Feb-35

25-Mar-35

1,161.91

25-Mar-35

25-Apr-35

1,005.15

25-Apr-35

25-May-35

852.52

25-May-35

25-Jun-35

703.94

25-Jun-35

25-July-35

559.32

25-Jul-35

25-Aug-35

418.58

25-Aug-35

25-Sep-35

281.64

25-Sep-35

25-Oct-35

148.42

25-Oct-35

Termination Date

18.85